UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2016

Zosano, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-179130	46-0525801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

21/F., One Harbour Square, 181 Hoi Bun Road, Kwun Tong, Kowloon, Hong Kong
(Address of Principal Executive Offices)

852-96250097
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On November 21 7, 2016 (the "Record Date"), Zosano, Inc. (the "Company") obtained written consent by the holder of the majority of the voting power of the Company's capital stock approving amendments to the Company's Articles of Incorporation to (1) change the Company's name from Zosano, Inc. to J.E.M. Capital, Ltd.

The Company has filed Articles of Amendment with the Secretary of State of Delaware, which will become effective upon compliance with notification requirements of the Financial Industry Regulatory Authority.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zosano, Inc.

Date: November 22, 2016	By:	/s/ Sze Ki Cheng
Name: Szi Ki Cheng
Title: Chief Financial Officer